Offerings - Offering: 1	Aug. 27, 2025 USD ($)
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Equity
Security Class Title	Class B Comon Stock, par value $0.0001 per share
Maximum Aggregate Offering Price	$ 31,107,109.04
Fee Rate	0.01531%
Amount of Registration Fee	$ 4,762.50
Offering Note	Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(a) of the Securities Act of 1933, as amended. Given that there is no proposed maximum offering price per share of Class B common stock, the registrant calculates the proposed maximum aggregate offering price, by analogy to Rule 457(f)(2), based on the book value of the Class B common stock the registrant registers of $0.98 per share, which is calculated from its unaudited balance sheet as of June 30, 2025. Given that the registrant’s shares of Class B common stock are not traded on an exchange or over-the-counter, the registrant did not use the market prices of its Class B common stock in accordance with Rule 457(c)